PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT SEPTEMBER 30, 2018 (In apartment units)

	Same Store	Non-Same Store(1)	Lease-up	Total Completed Communities	Development Units Delivered	Total

Atlanta, GA	10,664	—	770	11,434	—	11,434
Dallas, TX	9,404	362	—	9,766	—	9,766
Austin, TX	6,475	642	—	7,117	—	7,117
Charlotte, NC	6,149	—	—	6,149	—	6,149
Orlando, FL	4,498	776	—	5,274	—	5,274
Tampa, FL	5,220	—	—	5,220	—	5,220
Raleigh/Durham, NC	4,397	803	—	5,200	—	5,200
Houston, TX	4,479	388	—	4,867	—	4,867
Nashville, TN	3,776	599	—	4,375	—	4,375
Fort Worth, TX	4,249	—	—	4,249	—	4,249
Washington, DC	4,080	—	—	4,080	—	4,080
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	2,726	302	—	3,028	38	3,066
Phoenix, AZ	2,301	322	—	2,623	—	2,623
Savannah, GA	2,219	—	—	2,219	—	2,219
Greenville, SC	1,748	336	—	2,084	—	2,084
Richmond, VA	1,668	336	—	2,004	—	2,004
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Little Rock, AR	1,368	—	—	1,368	—	1,368
Jackson, MS	1,241	—	—	1,241	—	1,241
Huntsville, AL	1,228	—	—	1,228	—	1,228
Other	7,320	449	887	8,656	—	8,656
Total Multifamily Units	93,483	5,315	1,657	100,455	38	100,493

(1)Non-Same Store total excludes 269 units in a joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS(1)
Dollars in thousands, except Average Effective Rent per Unit

	As of September 30, 2018			Average Effective Rent per Unit for the Three Months Ended September 30, 2018	As of September 30, 2018
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy		Completed Units	Total Units, Including Development

Atlanta, GA	$1,768,065	13.3%	96.5%	$1,377	10,664
Dallas, TX	1,361,285	10.2%	95.8%	1,263	9,766
Washington, DC	941,767	7.1%	97.3%	1,743	4,080
Charlotte, NC	936,477	7.1%	96.6%	1,190	6,149
Tampa, FL	854,255	6.4%	97.6%	1,407	5,220
Austin, TX	824,323	6.2%	96.4%	1,193	7,117
Orlando, FL	812,260	6.1%	96.7%	1,416	5,274
Raleigh/Durham, NC	658,469	5.0%	96.4%	1,086	5,200
Houston, TX	594,921	4.5%	97.2%	1,166	4,867
Nashville, TN	522,065	3.9%	95.8%	1,230	4,375
Fort Worth, TX	385,779	2.9%	96.8%	1,127	4,249
Phoenix, AZ	370,878	2.8%	97.6%	1,138	2,623
Charleston, SC	362,853	2.7%	96.5%	1,169	3,028
Jacksonville, FL	289,424	2.2%	97.5%	1,096	3,496
Richmond, VA	257,891	1.9%	97.6%	1,143	2,004
Savannah, GA	236,194	1.8%	97.6%	1,063	2,219
San Antonio, TX	160,195	1.2%	97.0%	1,070	1,504
Kansas City, MO-KS	157,138	1.2%	95.5%	1,212	956
Birmingham, AL	153,432	1.2%	97.7%	986	1,462
Greenville, SC	153,172	1.1%	97.1%	877	2,084
Memphis, TN	127,978	1.0%	95.8%	969	1,811
All Other Markets by State (individual markets <1% gross real assets)
Florida	$172,977	1.3%	97.6%	$1,267	1,806
Alabama	154,809	1.2%	97.3%	922	1,648
Virginia	150,019	1.1%	98.1%	1,250	1,039
Arkansas	117,065	0.9%	95.5%	881	1,368
Kentucky	92,200	0.7%	95.8%	862	1,308
Mississippi	72,324	0.5%	96.9%	870	1,241
Nevada	68,572	0.5%	97.9%	976	721
Tennessee	50,531	0.4%	97.2%	855	943
South Carolina	36,131	0.3%	97.4%	824	576
Subtotal	$12,843,449	96.7%	96.7%	$1,210	98,798

Denver, CO	$194,956	1.5%	76.1%	$1,670	733	812
Atlanta, GA	175,850	1.3%	53.4%	1,994	770	770
Charleston, SC	25,680	0.2%	15.7%	1,624	38	140
Kansas City, MO-KS	25,015	0.2%	90.9%	1,147	154	154
Dallas, TX	7,973	0.1%	0.0%	—	—	348
Raleigh/Durham, NC	4,591	0.0%	0.0%	—	—	150
Lease-up and Development	$434,065	3.3%	66.3%	$1,768	1,695	2,374

Total Wholly Owned Multifamily Communities	$13,277,514	100.0%	96.2%	$1,219	100,493	101,172

(1) Schedule excludes one joint venture property in Washington, D.C.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME
Dollars in thousands

	As of September 30, 2018		Three Months Ended
	Apartment Units	Gross Real Assets	September 30, 2018	September 30, 2017	Percent Change
Operating Revenue
Same Store Communities	93,483	$11,917,845	$363,051	$355,835	2.0%
Non-Same Store Communities	5,315	925,604	22,936	22,959
Lease up/Development Communities	1,695	434,065	5,517	256
Total Multifamily Portfolio	100,493	$13,277,514	$391,504	$379,050
Commercial Property/Land	—	$219,628	$5,604	$5,500
Total Operating Revenue	100,493	$13,497,142	$397,108	$384,550

Property Operating Expenses
Same Store Communities			$138,761	$135,683	2.3%
Non-Same Store Communities			10,813	10,838
Lease up/Development Communities			2,865	467
Total Multifamily Portfolio			$152,439	$146,988
Commercial Property/Land			$2,301	$2,191
Total Property Operating Expenses			$154,740	$149,179

Net Operating Income
Same Store Communities			$224,290	$220,152	1.9%
Non-Same Store Communities			12,123	12,121
Lease up/Development Communities			2,652	(211)
Total Multifamily Portfolio			$239,065	$232,062
Commercial Property/Land			$3,303	$3,309
Total Net Operating Income			$242,368	$235,371	3.0%

COMPONENTS OF SAME STORE PROPERTY OPERATING EXPENSES
Dollars in thousands

	Three Months Ended			Nine Months Ended
	September 30, 2018	September 30, 2017	Percent Increase/(Decrease)	September 30, 2018	September 30, 2017	Percent Increase/(Decrease)
Personnel	$34,281	$32,591	5.2%	$98,384	$95,034	3.5%
Building Repair and Maintenance	15,702	15,876	(1.1)%	45,699	47,751	(4.3)%
Utilities	27,888	27,600	1.0%	79,906	77,268	3.4%
Marketing	4,862	4,176	16.4%	12,652	12,155	4.1%
Office Operations(1)	5,110	7,414	(31.1)%	16,138	17,837	(9.5)%
Property Taxes	48,054	45,362	5.9%	143,623	138,476	3.7%
Insurance	2,864	2,664	7.5%	8,159	9,432	(13.5)%
Total Property Operating Expenses	$138,761	$135,683	2.3%	$404,561	$397,953	1.7%

(1) Includes $0.3 million of operating expenses related to Hurricane Florence for the three months ended September 30, 2018, as compared to $2.2 million of operating expenses related to Hurricanes Harvey and Irma for the three months ended September 30, 2017.

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY MARKET

Same Store Portfolio

			Average Physical Occupancy
	Apartment Units	Percent of Same Store NOI	Three Months Ended		Nine Months Ended
			September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Atlanta, GA	10,664	13.5%	96.0%	96.3%	95.9%	96.1%
Dallas, TX	9,404	9.4%	95.2%	95.4%	95.3%	95.3%
Charlotte, NC	6,149	7.1%	95.8%	96.4%	96.1%	96.4%
Washington, DC	4,080	6.8%	96.5%	96.1%	96.6%	96.6%
Tampa, FL	5,220	6.6%	96.3%	96.0%	96.3%	95.9%
Austin, TX	6,475	5.8%	95.9%	95.6%	95.8%	95.6%
Orlando, FL	4,498	5.7%	96.1%	96.4%	96.3%	96.1%
Raleigh/Durham, NC	4,397	4.5%	96.0%	96.5%	96.2%	96.5%
Nashville, TN	3,776	4.2%	95.1%	96.1%	95.7%	95.8%
Houston, TX	4,479	4.1%	95.7%	95.9%	96.2%	95.5%
Fort Worth, TX	4,249	4.0%	96.1%	95.8%	95.8%	95.8%
Jacksonville, FL	3,496	3.6%	96.6%	96.3%	96.7%	96.7%
Charleston, SC	2,726	2.9%	95.7%	96.1%	95.9%	96.1%
Phoenix, AZ	2,301	2.6%	96.6%	96.5%	96.5%	96.9%
Savannah, GA	2,219	2.2%	96.7%	96.4%	96.7%	96.6%
Richmond, VA	1,668	1.8%	96.5%	96.8%	96.8%	96.5%
Memphis, TN	1,811	1.4%	95.2%	95.9%	95.9%	96.1%
Greenville, SC	1,748	1.3%	96.2%	95.8%	96.4%	96.2%
Birmingham, AL	1,462	1.3%	96.8%	95.5%	96.1%	96.0%
San Antonio, TX	1,504	1.2%	96.0%	96.3%	95.9%	96.1%
Little Rock, AR	1,368	1.0%	95.4%	95.5%	95.6%	95.5%
Huntsville, AL	1,228	1.0%	97.3%	97.0%	97.3%	96.5%
Jackson, MS	1,241	1.0%	96.2%	96.7%	96.0%	96.6%
Other	7,320	7.0%	96.4%	96.0%	96.5%	96.2%
Total Same Store	93,483	100.0%	96.0%	96.1%	96.1%	96.0%

Supplemental Data S-4

MULTIFAMILY SAME STORE QUARTER OVER QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Average Effective Rent per Unit
		Q3 2018	Q3 2017	% Chg	Q3 2018	Q3 2017	% Chg	Q3 2018	Q3 2017	% Chg	Q3 2018	Q3 2017	% Chg
Atlanta, GA	10,664	$47,163	$46,907	0.5%	$17,182	$16,718	2.8%	$29,981	$30,189	(0.7)%	$1,377	$1,358	1.4%
Dallas, TX	9,404	37,985	37,721	0.7%	17,097	16,401	4.2%	20,888	21,320	(2.0)%	1,272	1,272	0.0%
Charlotte, NC	6,149	23,344	23,045	1.3%	7,359	7,030	4.7%	15,985	16,015	(0.2)%	1,190	1,167	2.0%
Washington, DC	4,080	22,452	22,003	2.0%	7,171	7,206	(0.5)%	15,281	14,797	3.3%	1,743	1,711	1.9%
Tampa, FL	5,220	23,431	22,565	3.8%	8,614	8,553	0.7%	14,817	14,012	5.7%	1,407	1,361	3.4%
Austin, TX	6,475	24,527	24,303	0.9%	11,436	11,261	1.6%	13,091	13,042	0.4%	1,160	1,154	0.5%
Orlando, FL	4,498	20,445	19,525	4.7%	7,594	7,487	1.4%	12,851	12,038	6.8%	1,426	1,363	4.6%
Raleigh/Durham, NC	4,397	15,414	15,107	2.0%	5,356	5,054	6.0%	10,058	10,053	0.0%	1,065	1,040	2.4%
Nashville, TN	3,776	14,444	14,457	(0.1)%	4,947	4,411	12.2%	9,497	10,046	(5.5)%	1,187	1,172	1.3%
Houston, TX	4,479	16,425	15,844	3.7%	7,296	7,156	2.0%	9,129	8,688	5.1%	1,146	1,107	3.5%
Fort Worth, TX	4,249	15,891	15,645	1.6%	6,911	6,524	5.9%	8,980	9,121	(1.5)%	1,127	1,109	1.6%
Jacksonville, FL	3,496	12,215	11,641	4.9%	4,180	4,405	(5.1)%	8,035	7,236	11.0%	1,096	1,043	5.1%
Charleston, SC	2,726	10,188	10,251	(0.6)%	3,679	3,823	(3.8)%	6,509	6,428	1.3%	1,140	1,140	0.0%
Phoenix, AZ	2,301	8,478	8,052	5.3%	2,620	2,607	0.5%	5,858	5,445	7.6%	1,126	1,069	5.3%
Savannah, GA	2,219	7,777	7,518	3.4%	2,872	2,942	(2.4)%	4,905	4,576	7.2%	1,063	1,032	3.0%
Richmond, VA	1,668	6,104	5,742	6.3%	1,980	1,883	5.2%	4,124	3,859	6.9%	1,087	1,034	5.1%
Memphis, TN	1,811	5,567	5,416	2.8%	2,402	2,392	0.4%	3,165	3,024	4.7%	969	924	4.9%
Greenville, SC	1,748	4,847	4,716	2.8%	1,847	1,816	1.7%	3,000	2,900	3.4%	836	809	3.3%
Birmingham, AL	1,462	4,824	4,725	2.1%	1,952	2,006	(2.7)%	2,872	2,719	5.6%	986	972	1.4%
San Antonio, TX	1,504	5,218	5,249	(0.6)%	2,465	2,399	2.8%	2,753	2,850	(3.4)%	1,070	1,069	0.1%
Little Rock, AR	1,368	3,871	3,869	0.1%	1,557	1,508	3.2%	2,314	2,361	(2.0)%	881	879	0.2%
Huntsville, AL	1,228	3,639	3,427	6.2%	1,336	1,354	(1.3)%	2,303	2,073	11.1%	864	810	6.7%
Jackson, MS	1,241	3,572	3,616	(1.2)%	1,363	1,312	3.9%	2,209	2,304	(4.1)%	870	873	(0.3)%
Other	7,320	25,230	24,491	3.0%	9,545	9,435	1.2%	15,685	15,056	4.2%	1,060	1,035	2.4%
Total Same Store	93,483	$363,051	$355,835	2.0%	$138,761	$135,683	2.3%	$224,290	$220,152	1.9%	$1,204	$1,179	2.1%

Supplemental Data S-5

MULTIFAMILY SAME STORE SEQUENTIAL QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Average Effective Rent per Unit
		Q3 2018	Q2 2018	% Chg	Q3 2018	Q2 2018	% Chg	Q3 2018	Q2 2018	% Chg	Q3 2018	Q2 2018	% Chg
Atlanta, GA	10,664	$47,163	$46,511	1.4%	$17,182	$16,328	5.2%	$29,981	$30,183	(0.7)%	$1,377	$1,365	0.9%
Dallas, TX	9,404	37,985	37,628	0.9%	17,097	16,440	4.0%	20,888	21,188	(1.4)%	1,272	1,270	0.2%
Charlotte, NC	6,149	23,344	23,188	0.7%	7,359	7,136	3.1%	15,985	16,052	(0.4)%	1,190	1,172	1.5%
Washington, DC	4,080	22,452	22,273	0.8%	7,171	6,741	6.4%	15,281	15,532	(1.6)%	1,743	1,726	1.0%
Tampa, FL	5,220	23,431	22,905	2.3%	8,614	8,160	5.6%	14,817	14,745	0.5%	1,407	1,383	1.7%
Austin, TX	6,475	24,527	24,216	1.3%	11,436	10,915	4.8%	13,091	13,301	(1.6)%	1,160	1,148	1.0%
Orlando, FL	4,498	20,445	20,112	1.7%	7,594	7,118	6.7%	12,851	12,994	(1.1)%	1,426	1,403	1.6%
Raleigh/Durham, NC	4,397	15,414	15,149	1.7%	5,356	5,101	5.0%	10,058	10,048	0.1%	1,065	1,047	1.7%
Nashville, TN	3,776	14,444	14,418	0.2%	4,947	4,810	2.8%	9,497	9,608	(1.2)%	1,187	1,177	0.8%
Houston, TX	4,479	16,425	16,145	1.7%	7,296	7,362	(0.9)%	9,129	8,783	3.9%	1,146	1,128	1.6%
Fort Worth, TX	4,249	15,891	15,750	0.9%	6,911	6,509	6.2%	8,980	9,241	(2.8)%	1,127	1,118	0.8%
Jacksonville, FL	3,496	12,215	12,046	1.4%	4,180	4,265	(2.0)%	8,035	7,781	3.3%	1,096	1,073	2.1%
Charleston, SC	2,726	10,188	10,149	0.4%	3,679	3,690	(0.3)%	6,509	6,459	0.8%	1,140	1,131	0.8%
Phoenix, AZ	2,301	8,478	8,261	2.6%	2,620	2,495	5.0%	5,858	5,766	1.6%	1,126	1,107	1.7%
Savannah, GA	2,219	7,777	7,597	2.4%	2,872	2,781	3.3%	4,905	4,816	1.8%	1,063	1,041	2.1%
Richmond, VA	1,668	6,104	5,897	3.5%	1,980	1,947	1.7%	4,124	3,950	4.4%	1,087	1,067	1.9%
Memphis, TN	1,811	5,567	5,539	0.5%	2,402	2,338	2.7%	3,165	3,201	(1.1)%	969	944	2.6%
Greenville, SC	1,748	4,847	4,785	1.3%	1,847	1,933	(4.4)%	3,000	2,852	5.2%	836	821	1.8%
Birmingham, AL	1,462	4,824	4,773	1.1%	1,952	2,044	(4.5)%	2,872	2,729	5.2%	986	965	2.2%
San Antonio, TX	1,504	5,218	5,172	0.9%	2,465	2,362	4.4%	2,753	2,810	(2.0)%	1,070	1,061	0.8%
Little Rock, AR	1,368	3,871	3,870	0.0%	1,557	1,574	(1.1)%	2,314	2,296	0.8%	881	875	0.7%
Huntsville, AL	1,228	3,639	3,576	1.8%	1,336	1,336	0.0%	2,303	2,240	2.8%	864	834	3.6%
Jackson, MS	1,241	3,572	3,580	(0.2)%	1,363	1,386	(1.7)%	2,209	2,194	0.7%	870	861	1.0%
Other	7,320	25,230	24,963	1.1%	9,545	9,532	0.1%	15,685	15,431	1.6%	1,060	1,044	1.5%
Total Same Store	93,483	$363,051	$358,503	1.3%	$138,761	$134,303	3.3%	$224,290	$224,200	0.0%	$1,204	$1,189	1.3%

Supplemental Data S-6

MULTIFAMILY SAME STORE YEAR TO DATE COMPARISONS AS OF SEPTEMBER 30, 2018
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Average Effective Rent per Unit
		YTD 2018	YTD 2017	% Chg	YTD 2018	YTD 2017	% Chg	YTD 2018	YTD 2017	% Chg	YTD 2018	YTD 2017	% Chg
Atlanta, GA	10,664	$140,178	$139,295	0.6%	$49,514	$49,453	0.1%	$90,664	$89,842	0.9%	$1,366	$1,348	1.3%
Dallas, TX	9,404	113,348	112,661	0.6%	49,829	48,446	2.9%	63,519	64,215	(1.1)%	1,269	1,266	0.2%
Charlotte, NC	6,149	69,629	68,713	1.3%	21,096	21,004	0.4%	48,533	47,709	1.7%	1,174	1,157	1.5%
Washington, DC	4,080	66,805	65,555	1.9%	20,933	21,135	(1.0)%	45,872	44,420	3.3%	1,727	1,696	1.8%
Tampa, FL	5,220	69,204	67,447	2.6%	24,678	24,279	1.6%	44,526	43,168	3.1%	1,386	1,353	2.4%
Austin, TX	6,475	72,909	72,697	0.3%	33,200	32,963	0.7%	39,709	39,734	(0.1)%	1,149	1,150	(0.1)%
Orlando, FL	4,498	60,442	57,714	4.7%	21,708	21,029	3.2%	38,734	36,685	5.6%	1,403	1,344	4.4%
Raleigh/Durham, NC	4,397	45,701	44,632	2.4%	15,426	14,945	3.2%	30,275	29,687	2.0%	1,051	1,025	2.5%
Nashville, TN	3,776	43,224	42,977	0.6%	14,378	13,973	2.9%	28,846	29,004	(0.5)%	1,177	1,163	1.2%
Houston, TX	4,479	48,540	48,234	0.6%	22,013	22,059	(0.2)%	26,527	26,175	1.3%	1,127	1,127	0.0%
Fort Worth, TX	4,249	47,378	46,265	2.4%	20,084	19,313	4.0%	27,294	26,952	1.3%	1,118	1,089	2.7%
Jacksonville, FL	3,496	36,189	34,755	4.1%	12,453	12,471	(0.1)%	23,736	22,284	6.5%	1,076	1,031	4.4%
Charleston, SC	2,726	30,460	30,301	0.5%	10,882	10,600	2.7%	19,578	19,701	(0.6)%	1,131	1,126	0.4%
Phoenix, AZ	2,301	24,902	23,844	4.4%	7,509	7,489	0.3%	17,393	16,355	6.3%	1,106	1,052	5.1%
Savannah, GA	2,219	22,907	22,361	2.4%	8,427	8,278	1.8%	14,480	14,083	2.8%	1,043	1,017	2.6%
Richmond, VA	1,668	17,790	16,813	5.8%	5,862	5,564	5.4%	11,928	11,249	6.0%	1,066	1,015	5.0%
Memphis, TN	1,811	16,544	16,079	2.9%	7,060	6,936	1.8%	9,484	9,143	3.7%	946	912	3.7%
Greenville, SC	1,748	14,397	14,130	1.9%	5,521	5,412	2.0%	8,876	8,718	1.8%	821	803	2.2%
Birmingham, AL	1,462	14,319	14,118	1.4%	5,939	5,942	(0.1)%	8,380	8,176	2.5%	969	961	0.8%
San Antonio, TX	1,504	15,548	15,605	(0.4)%	7,216	7,009	3.0%	8,332	8,596	(3.1)%	1,064	1,066	(0.2)%
Little Rock, AR	1,368	11,620	11,589	0.3%	4,652	4,477	3.9%	6,968	7,112	(2.0)%	876	881	(0.6)%
Huntsville, AL	1,228	10,705	10,131	5.7%	3,962	3,992	(0.8)%	6,743	6,139	9.8%	839	796	5.4%
Jackson, MS	1,241	10,732	10,836	(1.0)%	4,134	4,011	3.1%	6,598	6,825	(3.3)%	864	870	(0.7)%
Other	7,320	74,930	73,010	2.6%	28,085	27,173	3.4%	46,845	45,837	2.2%	1,045	1,024	2.1%
Total Same Store	93,483	$1,078,401	$1,059,762	1.8%	$404,561	$397,953	1.7%	$673,840	$661,809	1.8%	$1,190	$1,169	1.8%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE
Dollars in thousands
		Units as of September 30, 2018				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date(1)	Cost	Q3 2018	After

1201 Midtown II	Charleston, SC	140	38	15	2Q17	3Q18	4Q18	3Q19	$29,500	$25,680	$3,820
Post Parkside at Wade III	Raleigh, NC	150	—	—	2Q18	3Q19	4Q19	1Q20	25,000	4,591	20,409
Post Sierra at Frisco Bridges II	Dallas, TX	348	—	—	2Q18	2Q20	3Q20	3Q21	69,000	7,973	61,027
Sync 36 II	Denver, CO	79	—	—	3Q18	4Q19	4Q19	1Q20	24,500	7,487	17,013
Total Active		717	38	15					$148,000	$45,731	$102,269

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.

MULTIFAMILY REDEVELOPMENT PIPELINE
Dollars in thousands, except per unit data
Year to date as of September 30, 2018
Units Redeveloped	Redevelopment Spend	Spend per Unit	Average Effective Rent Increase per Unit	Average Effective Rent Increase per Unit	Estimated Units Remaining in Pipeline
6,549	$37,530	$5,731	$119	10.6%	19,000 - 22,000

MULTIFAMILY LEASE-UP COMMUNITIES

		As of September 30, 2018
		Total	Percent	Construction	Expected
	Location	Units	Occupied	Finished	Stabilization(1)
The Denton II	Kansas City, MO	154	90.9%	4Q17	4Q18
Post Midtown	Atlanta, GA	332	91.0%	3Q17	4Q18
Sync 36 I	Denver, CO	374	79.7%	(2)	1Q19
Post River North	Denver, CO	359	72.4%	1Q18	2Q19
Post Centennial Park	Atlanta, GA	438	24.9%	3Q18	4Q19
Total		1,657	66.9%
(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.
(2) Property was acquired while still in lease-up; construction was complete prior to acquisition by MAA.

2018 ACQUISITION ACTIVITY (THROUGH SEPTEMBER 30, 2018)
Dollars in thousands

Multifamily Acquisition	Market	Apartment Units	Year Built	Closing Date	YTD NOI
Sync 36	Denver, CO	374	2018	April 26, 2018	$1,791

Commercial Acquisition	Market	Square Feet	Year Built	Closing Date	YTD NOI
Hue Retail	Raleigh, NC	7,500	2009	August 1, 2018	$33

2018 DISPOSITION ACTIVITY (THROUGH SEPTEMBER 30, 2018)

Land Dispositions	Market	Acres	Closing Date
Craft Farms Residential - Outparcel	Gulf Shores, AL	3	January 24, 2018
Randal Park - Outparcel	Orlando, FL	34	February 27, 2018
Colonial Grand at Azure - Outparcel	Las Vegas, NV	29	April 19, 2018
Spring Hill - Outparcel	Atlanta, GA	7	July 2, 2018

Supplemental Data S-8

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE ENTITIES
Dollars in thousands

MAA holds an investment in a joint venture with institutional investors and accounts for its investment using the equity method of accounting. A summary of non-financial and financial information for this joint venture is provided below.

Joint Venture Property	Market	# of units	Ownership Interest
Post Massachusetts Avenue	Washington, D.C.	269	35%

	As of September 30, 2018
Joint Venture Property	Gross Investment in Real Estate		Mortgage Notes Payable		Company's Equity Investment
Post Massachusetts Avenue	$78,620	(1)	$50,990	(2)	$44,619

	Three months ended September 30, 2018		Nine months ended September 30, 2018
Joint Venture Property	Entity NOI	Company's Equity in Income	Entity NOI	Company's Equity in Income
Post Massachusetts Avenue	$1,775	$402	$5,328	$1,256

(1) Represents GAAP basis net book value plus accumulated depreciation.

(2) This mortgage note has an outstanding principal value of $51 million, bears interest at a stated fixed rate of 3.5% and matures in February 2019. This note is currently prepayable without penalty.

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2018
Dollars in thousands

DEBT SUMMARIES
			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Rate
	Balance	Total	Rate	Rate	Maturity
Floating Versus Fixed Rate or Hedged Debt
Fixed rate or swapped debt	$3,754,533	83.4%	3.9%	4.2%	5.1
Capped debt	25,000	0.5%	2.7%	2.7%	0.1
Floating (unhedged) debt	724,490	16.1%	3.0%	3.0%	0.1
Total	$4,504,023	100.0%	3.7%	4.0%	4.2

			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Contract
	Balance	Total	Rate	Rate	Maturity
Secured Versus Unsecured Debt
Unsecured debt	$3,582,624	79.5%	3.7%	3.6%	5.6
Secured debt	921,399	20.5%	3.9%	5.4%	1.0
Total	$4,504,023	100.0%	3.7%	4.0%	4.6

	Total	Percent of		Q3 2018	Percent of
	Cost	Total		NOI	Total
Unencumbered Versus Encumbered Assets
Unencumbered gross assets	$11,762,533	84.9%		$206,778	85.3%
Encumbered gross assets	2,095,872	15.1%		35,590	14.7%
Total	$13,858,405	100.0%		$242,368	100.0%

FIXED OR HEDGED INTEREST RATE MATURITIES

							Average
	Fixed	Interest	Total		Interest	Total	Years to
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Rate
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2018	$—	$—	$—	—%	$25,000	$25,000
2019	568,336	—	568,336	5.9%	—	568,336
2020	160,108	299,302	459,410	3.2%	—	459,410
2021	195,924	—	195,924	5.2%	—	195,924
2022	365,131	—	365,131	3.6%	—	365,131
Thereafter	2,165,732	—	2,165,732	3.9%	—	2,165,732
Total	$3,455,231	$299,302	$3,754,533	4.2%	$25,000	$3,779,533	5.0

Supplemental Data S-10

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2018 (CONTINUED)
Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

	Key Bank Unsecured	Public Bonds	Other Unsecured	Secured	Total
2018	$—	$—	$—	$80,000	$80,000
2019	—	—	19,980	548,356	568,336
2020	370,000	—	149,856	160,107	679,963
2021	—	—	222,243	123,316	345,559
2022	—	248,427	416,006	—	664,433
Thereafter	—	2,123,959	32,153	9,620	2,165,732
Total	$370,000	$2,372,386	$840,238	$921,399	$4,504,023

DEBT COVENANT ANALYSIS(1)

Bond Covenants	Required	Actual	Compliance
Total debt to total assets	60% or less	32.5%	Yes
Total secured debt to total assets	40% or less	6.6%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	5.13x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	328%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	29.3%	Yes
Total secured debt to total capitalized asset value	40% or Less	6.0%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	4.57x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	27.3%	Yes
(1) The calculations of the Bond Covenants and Bank Covenants above are specifically defined in MAALP's debt agreements.

Supplemental Data S-11

2018 GUIDANCE

MAA provides guidance on FFO per Share and AFFO per Share, which are non-GAAP measures, along with guidance for expected Net income per diluted common share. A reconciliation of expected Net income per diluted common share to expected FFO per Share and AFFO per Share are provided below.

Full Year 2018
Earnings
Earnings per common share - diluted	$1.87 to $1.99
Midpoint	$1.93
FFO per Share - diluted	$5.99 to $6.11
Midpoint	$6.05
AFFO per Share - diluted	$5.38 to $5.50
Midpoint	$5.44

MAA Same Store Communities:
Number of units	93,483
Lease over lease pricing growth for new leases and renewals	2.25% to 2.75%
Average physical occupancy	95.75% to 96.25%
Property revenue growth	1.75% to 2.25%
Property operating expense growth	2.00% to 2.50%
NOI growth	1.75% to 2.25%
Real estate tax expense growth	4.00% to 5.00%

Corporate Expenses:
General and administrative expenses	$35.0 to $36.0 million
Property management expenses	$48.0 to $49.0 million
Total overhead (Gross of capitalized development overhead)	$83.0 to $85.0 million
Capitalized development overhead	($2.0 million)
Total overhead (Net of capitalized development overhead)	$81.0 to $83.0 million

Income tax expense	$2.25 to $2.75 million

Transaction/Investment Volume:
Multifamily acquisition volume	$104.5 million
Multifamily disposition volume	$0.00 million
Development investment	$75.0 to $100.0 million

Debt:
Average effective interest rate	3.80% to 4.00%
Average cash interest rate	4.00% to 4.20%
Capitalized interest	$1.5 to $2.5 million
Mark to market adjustment	$9.5 to $10.5 million

Other Items:
Merger and integration expenses	$8.5 to $10.0 million

RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE GUIDANCE TO FFO AND AFFO PER SHARE GUIDANCE
	2018 Full Year Guidance Range
	Low	High
Earnings per common share - diluted	$1.87	$1.99
Real estate depreciation	4.07	4.07
Amortization other	0.05	0.05
FFO per Share - diluted	5.99	6.11
Recurring capital expenditures	(0.61)	(0.61)
AFFO per Share - diluted	$5.38	$5.50

Supplemental Data S-12

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (1)	BBB+	Stable
Moody's Investors Service (2)	Baa1	Stable
Standard & Poor's Ratings Services (1)	BBB+	Stable

(1)	Corporate credit rating assigned to MAA and MAALP

(2)	Corporate credit rating assigned to MAALP, the primary operating partnership of MAA

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Earnings release & conference call	Late January	Early May	Late July	Late October

Dividend Information - Common Shares:	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Declaration date	9/26/2017	12/5/2017	3/13/2018	5/22/2018	9/25/2018
Record date	10/13/2017	1/12/2018	4/13/2018	7/13/2018	10/15/2018
Payment date	10/31/2017	1/31/2018	4/30/2018	7/31/2018	10/31/2018
Distributions per share	$0.8700	$0.9225	$0.9225	$0.9225	$0.9225

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA's quarterly conference call, is also available on the "For Investors" page of MAA's website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Finance
Jennifer Patrick	Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-13